MERRILL LYNCH GLOBAL CONVERTIBLE FUND, INC.

                   Supplement dated October 7, 1997 to the
         Statement of Additional Information dated February 24, 1997

     The name and biography of the portfolio manager of the Fund, which is listed under "Management of the Fund -- Directors and Officers," is revised as follows:

     DANIEL A. LUCHANSKY (38) -- Portfolio Manager (1)(2) -- Vice President of the Manager since 1991.

Code #10666-0297ALL